UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 19, 2024

MOVING iMAGE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-40511	85-1836381
(Commission File Number)	(IRS Employer Identification No.)

17760 Newhope Street, Fountain Valley, CA	92708
(Address of Principal Executive Offices)	(Zip Code)

(714) 751-7998

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	MITQ	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Moving iMage Technologies, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) on December 19, 2024. For more information about the proposals set forth below, please see the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on November 5, 2024. As of the record date, October 30, 2024, there were 9,912,875 shares of common stock outstanding and entitled to be voted at the Annual Meeting, of which 6,506,339 shares of common stock were present in person or by proxy at the meeting. The final voting results on each of the matters submitted to a vote of stockholders were as follows:

Proposal No. 1:     To elect a board of directors to serve for the ensuing year. There were five nominees for the Company’s board of directors. The affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote was necessary for the election of a nominee for director. Broker non-votes did not count as votes cast and had no effect on the result of the vote. Each of the five nominees listed below has been elected to serve on the board of directors until the Company’s 2025 annual meeting of stockholders or until their respective successors are elected and qualify. The voting results were as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Phil Rafnson	4,222,264	30,188	2,253,887
Francois Godfrey	4,201,124	51,328	2,253,887
Katherine D. Crothall, Ph.D.	4,172,045	80,407	2,253,887
John C. Stiska	4,152,075	100,377	2,253,887
Scott Anderson	4,175,194	77,258	2,253,887

Proposal No. 2:     To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. Approval of the proposal required the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions were not counted as votes cast and had no effect on the result of the vote. As a routine matter, there were no broker non-votes. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions
6,482,949	19,303	4,087

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Moving iMage Technologies, Inc.

Date: December 23, 2024	By:	/s/ William Greene
	Name:	William Greene
	Title:	Chief Financial Officer